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                                                                   EXHIBIT 10.31

                                  BIOGEN, INC.
                  VOLUNTARY EXECUTIVE SUPPLEMENTAL SAVINGS PLAN

                                SECOND AMENDMENT


         The Biogen, Inc. Voluntary Executive Supplemental Savings Plan, as heretofore amended, is hereby further amended effective as of January 1, 1998, as follows:

         1. Section 4.1(a) is amended by deleting the number "25%" and by inserting in its place the number "50%".

         2. Section 5.1(c) is amended by (a) deleting the words "mutual fund" and "mutual funds" in each place they occur and substituting in their place the words "investment fund" and "investment funds" respectively, and (b) deleting the parenthetical phrase at the end of the first paragraph thereby allowing participants to chose the Biogen stock fund as an investment option.


                                           BIOGEN, INC.

Date: March 11, 1998                       By:______________________________
                                              Frank A. Burke, Jr.
                                              Vice President - Human Resources